SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche Emerging Markets Equity Fund
The fund’s Board of Trustees has approved a proposal by Deutsche Investment Management Americas Inc. (DIMA), the fund’s investment advisor, to terminate the sub-advisory agreement between DIMA and Deutsche Alternative Asset Management (Global) Limited (DAAM Global), an indirect, wholly-owned subsidiary of Deutsche Bank AG, effective on or about September 21, 2017.
Effective on or about September 21, 2017, the summary prospectus is supplemented as follows:
DAAM Global will no longer serve as subadvisor to the fund and all references to DAAM Global are hereby deleted.
The following information replaces the existing disclosure under the “MANAGEMENT” section of the fund’s summary prospectus.
Investment Advisor
Deutsche Investment Management Americas Inc.
Subadvisor
Deutsche Asset Management (Hong Kong) Limited
Portfolio Manager(s)
Sean Taylor, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2014.
Luiz Ribeiro, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Marc Currat, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Please Retain This Supplement for Future Reference
September 21, 2017
PROSTKR-970